Exhibit 10.18

ADDENDUM NUMBER ONE

TO PORTAL AGREEMENT

Ellie Mae, Inc. and First American

THIS ADDENDUM NUMBER ONE (“Addendum”) is made this 8-31, 2009 (the “Addendum Effective Date”) by and between Ellie Mae, Inc., a California corporation (“Ellie Mae”) and First Advantage Credco, LLC (dba First American Credco) (“Credco”), a Delaware limited liability company, pursuant to the Portal Agreement dated January 1, 2007 between Ellie Mae and First American (“Portal Agreement”). Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Portal Agreement.

WITNESSETH

WHEREAS, First American and Ellie Mae desire to add certain Credco terms and pricing to the Portal Agreement pursuant to the terms set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	This Addendum One supplements and modifies Schedule A, Section III, for Credco services only, as follows:

“III.	Linked Services:

First American Credco (including CredStar and CBA, additional brands under which Credco offers consumer reporting services for sale):

Instant Merge Credit Reports—

1. One Bureau

2. Two Bureaus

3. Three Bureaus

Verification of Employment (“VOI”)/Tax Return Verification (“TRV”)

ProScan OFAC

ProScan ID

ProScan Alert

ProScan SSN

Encore Report”

The remaining provisions of section III of the Portal Agreement shall remain unchanged and in full force and effect.

2.	This Addendum One supplements only the Credit transaction fee provision set forth in Schedule A for Credco services only as follows:

“Product	Transaction Fee

Credit
VOI/TRV***	7% of price paid by End User for stand-alone product
ProScan OFAC	7% of price paid by End User for stand-alone product
ProScan ID	7% of price paid by End User for stand-alone product
ProScan Alert	7% of price paid by End User for stand-alone product
ProScan SSN	7% of price paid by End User for stand-alone product
Encore Report	7% of price paid by End User for stand-alone product

*** The transaction fee excludes IRS surcharges and pass-through fees.”

The remaining transaction fee provisions set forth in Schedule A shall remain unchanged and in full force and effect.

Except as expressly set forth in this Addendum, the Portal Agreement and all Amendments shall remain in full force and effect and unchanged. In the event of a conflict between the terms of this Addendum and the Portal Agreement (and any Amendments thereto), the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have each caused this Addendum to be signed and delivered by their duly authorized representatives.

Ellie Mae, Inc.	First Advantage Credco, LLC
/s/ Edgar Luce 8/20/09	/s/ John Bauer
Signature	Signature
Edgar Luce	John Bauer
Name	Name
CFO	EVP
Title	Title